EXHIBIT 10.24

                   KEY EMPLOYEE RETENTION INCENTIVE AGREEMENT

           This Agreement is made this 21st day of December, 1999, between FIRST PROFESSIONAL BANK, N.A. ("Bank") and NANCY FERRETTI-FOSTER ("Employee").

                                    RECITALS
                                    --------

           WHEREAS, Bank desires to retain its long-term key employees by rewarding long term employment with the Bank; and

           WHEREAS, Employee, Senior Vice President and Chief Information Officer, is a key employee of Bank.

           NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereby agree as follows:

            1. PURPOSE. The purpose of this Agreement is to reward Employee for Employee's ability, loyalty and exceptional service, and to provide incentive compensation as an incentive for Employee to remain an employee of the Bank.

            2. INCENTIVE COMPENSATION. As an incentive for Employee's continued employment, Bank shall provide the following incentive compensation to Employee upon the terms and conditions set forth herein:

             (a) COMPENSATION. In the event of: (i) a merger where the Bank is not the surviving entity; (ii) a transfer of all or substantially all of the assets of the Bank; or (iii) any other corporate reorganization where there is a change of ownership in the Bank of at least fifty-one percent (51%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation (any of the events described in clauses (i) through (iii) being referred to herein as a "Sale Transaction"), as a result of which at any time within two (2) years from the effective date of the Sale Transaction (A) Employee's employment is terminated without cause, (B) Employee's annual base compensation is reduced by more than 25% over the previous year, or (C) 9947 12/14/1999 12:51 PM without Employee's



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consent, the location of Employee's place of employment with Bank is changed to a place more than 75 miles away from Employee's place of employment at the time of the Sale Transaction (any of the events described in clauses (A) through (C) being referred to herein as a "Triggering Event"), Bank shall pay to Employee an amount equal to the monthly base salary that Employee is earning at the time of such Triggering Event (the "Monthly Base Salary") for each year Employee was employed by the Bank prior to the Triggering Event (less withholding and other applicable taxes required by law), with a minimum award of six (6) months of the Monthly Base Salary and up to a maximum award of twelve (12) months of the Monthly Base Salary (the "Additional Compensation"). Bank shall pay the Additional Compensation on a monthly basis, in monthly amounts equal to the Monthly Base Salary, beginning with the first payroll after the Triggering Event. Employee shall make a good faith effort to obtain alternate employment after the termination of Employee's employment with Bank, and shall promptly notify Bank of the obtainment of any employment and the monthly base salary to be paid by the new employer. The Additional Compensation shall be reduced by the amount of any compensation (including salary, bonus, consulting fees or unemployment benefits) that Employee receives during the period any Additional Compensation is to be paid by Bank hereunder.

           As a condition precedent to the payment of the Additional Compensation, Employee shall execute a Settlement Agreement and Release, acceptable in form to the Bank, releasing Bank from any and all claims relating to Employee's employment with Bank up through the date of the Settlement Agreement and Release, in substantially the form attached hereto as Exhibit A. Employee acknowledges that it may be necessary to amend or modify the form of Release at the time of execution to maintain its effectiveness in accordance with changes in federal or state laws or regulations or case law. Employee hereby acknowledges that Employee must sign the Release, as it may be amended or modified as of the date of Employee's execution of the Release, as a condition precedent to receiving any Additional Compensation.



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             (b) STOCK OPTIONS. Bank has caused its parent company, Professional
Bancorp, Inc. ("PBI"), to grant to Employee options to purchase 5,000 shares of common stock of PBI (the "Options") as consideration for this Agreement. The Options shall be exercisable as follows: (i) options to purchase 1,667 shares shall be exercisable upon Employee's execution of this Agreement, (ii) options to purchase 1,667 shares shall be exercisable on the first anniversary date of this Agreement if Employee is still employed by the Bank on such date, and (iii) the options to purchase the remaining 1,666 shares shall be exercisable on the second anniversary date of this Agreement if Employee is still employed by the Bank on such date.

           3. EMPLOYMENT AT WILL. Employee's employment with Bank remains at-will. This Agreement does not create a contract of employment between Bank and Employee. This Agreement does not limit the right of the Bank to discharge Employee for any reason, or for no reason. Employee may also terminate her employment with Bank at any for any reason or for no reason at all.

           4. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, or alteration to this Agreement shall be valid unless in writing and signed by the parties hereto.

           5. GOVERNING LAW. This Agreement shall be governed and construed and the legal relationship and obligations of the parties determined in accordance with the laws of the State of California.

           6. SEVERABILITY. The provisions in this Agreement are severable. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

           7. ASSIGNABILITY. Employee acknowledges that this Agreement and the benefits hereunder are personal to Bank and Employee and are not assignable or transferable by Employee. This Agreement shall be binding upon all and inure to the benefit of Employee's and Bank's heirs, successors and assigns.


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           8. ARBITRATION. The parties hereto agree that any disputes arising out of or related to this Agreement shall be settled by final and binding arbitration in Santa Monica or Los Angeles, California in accordance with the commercial arbitration rules of the American Arbitration Association.

                                 FIRST PROFESSIONAL BANK, N.A.


                                 By:  /s/  Gene Gaines
                                      Gene Gaines, Chief Executive Officer


                                      /s//s/ NANCY FERRETTI-FOSTER
                                      NANCY FERRETTI-FOSTER









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                                                                       EXHIBIT A

                                RELEASE OF CLAIMS
                                -----------------

           THIS AGREEMENT is made this _____ day of __________________, _____, between NANCY FERRETTI-FOSTER ("Employee") and FIRST PROFESSIONAL BANK, N.A. ("Employer").

                                   BACKGROUND
                                   ----------

            A. Employer and Employee entered into a Key Employee Retention Incentive Agreement dated ________________, 1999 (the "Incentive Agreement"), pursuant to which Employee shall be paid Additional Compensation (as defined in the Incentive Agreement) in consideration for executing this Release of Claims.

            B. Employee desires to receive the Additional Compensation and Employee and Employer want to settle any issues through the date of this Agreement related to Employee's employment by Employer, including any present or past claims by Employee against the Employer or Professional Bancorp, Inc., and their respective directors, officers, employees, legal representatives and agents (collectively, the "Employer Group").

           NOW THEREFORE, Employer and Employee promise, agree and state as follows:

           1.  Employee promises, agrees and states that:

                a. Employee's employment with Employer ended on ____________, 199__;

                b. Employee has not filed and will not file or appeal, any lawsuit, administrative charge, or other claim about his/her employment arising on or before the date hereof, or any lawsuit, charge or claim, filed or appealed, shall be dismissed or withdrawn by Employee permanently without right to refile or renew that lawsuit, charge or claim;

                c. Employee forever waives and releases Employer and the Employer Group from any and all claims, including race, sex, national origin, handicap, religious, benefit or age discrimination or retaliation under (1) Title VII of the Civil Rights Act of 1964, (42 United States Code beginning at
Section 2000e); (2) the Employee Retirement Income Security Act or ERISA, (29 United States Code beginning at Section 1001); (3) the Reconstruction Era Civil Rights Acts (42 United States Code beginning at Section 1981); (4) the Age Discrimination in Employment Act "ADEA" (29 United States Code, Sections 621 through 634); (5) the Americans with Disabilities Act of 1990 "ADA" (42 United States Code beginning at Section 12111); and (6) the Family and Medical Leave Act of 1993 "FMLA" (29 United States Code beginning at Section 2601) arising out of an act or omission occurring on or before the date hereof.

                d. Employee further forever waives and releases the Employer Group from any and all claims, liabilities, damages, penalties, obligations, actions and causes of action (hereinafter "Claims"), whether past, present or future, whether now known or unknown, and whether arising out of common law, constitution, statute or regulation as long as the Claim arises out of an act or omission occurring on or before the date of this Agreement, which includes but is not limited to Claims arising out of or relating to Employee's employment or Employee's termination, breach of contract, defamation, misrepresentation, public policy, wrongful or constructive termination, infliction of emotional distress, or the California Fair Employment and Housing Act, as amended, California Government Code ss.12900, et seq., and the California Labor Code, or other applicable discrimination laws oR regulations.

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                e. Employee forever waives and gives up any right to payment of attorneys' fees.

                f. If Employee's employment with Employer has been terminated, Employee forever waives and renounces any right to reinstatement of employment, whether temporary or permanent, part-time or full-time, in any capacity with Employer, and promises never to apply for or otherwise seek employment with Employer.

                g. As part of this general release, and not by way of limitation, Employee expressly waives any right Employee may have under ss.1542 of the California Civil Code, which states:

                     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                h. Employee understands and agrees that Employee may later discover facts in addition to or different from those which Employee now knows or believes to be true with respect to the subject matters of this Agreement, but that it is nevertheless Employee's intention by signing this Agreement to fully, finally and forever release any and all claims, whether now known or unknown, suspected or unsuspected, which now exist, may exist or previously have existed as set forth herein.

           2. Employee also promises and agrees not to make any negative or disparaging remarks about Employer or to volunteer, start or encourage any statement or action that could hurt the business or reputation of the Employer.

           3. Employee agrees that any breach of the Employee's promises and releases in Sections 1 and 2 of this Agreement and Release will entitle the Employer to recover everything paid to Employee under this Agreement and the Incentive Agreement plus damages, including attorney fees and all litigation expenses, and equitable relief.

           4. In consideration of this Agreement, Employer agrees that, unless this Agreement is revoked by Employee under Section 13(c) below, Employee shall receive the Additional Compensation on the terms set forth in the Incentive Agreement.

           5. Employer does not admit any violation of any federal or state statute, the common law, or Employee's rights. To the contrary, the Employer denies any violation and makes this Agreement only to settle finally all claims and issues relating to Employee's employment and termination thereof, if applicable.

           6. Employee represents and acknowledges that in executing this Agreement Employee does not rely and has not relied upon any promise, representation or statement not in this Agreement and Release made by the Employer or the Employer's attorneys about the subject matter, basis or effect of this Agreement or otherwise.

           7. The provisions of this Agreement and Release are severable; if any part of it is found to be unenforceable, the remaining parts shall remain fully valid and enforceable.



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           8. Each party has adequate knowledge of the facts and law with respect to the advisability of making the settlement provided for within, with respect to the advisability of executing this agreement, and with respect to the meaning of California Civil Code Section 1542. Each party has made such investigation of the facts pertaining to this settlement and this Agreement, and all of the matters pertaining thereto, as the party deems necessary. Each party has read this Agreement and understands the contents thereof.

           9. This Agreement shall be deemed to have been executed and delivered within the State of California and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

           10. This Agreement is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Agreement may be amended only by an agreement in writing, signed by all parties hereto. In the event of arbitration or litigation hereafter arising from or relating to this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

           11. This Agreement is binding upon and shall inure to the benefit of the parties hereto, and their respective successors.

           12. This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterpart(s), shall constitute one Agreement which shall be binding upon and effective as to all parties.

           13.       Employee is hereby advised:

                     a.   to CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS
                          AGREEMENT;

                     b. that EMPLOYEE HAS TWENTY-ONE (21) DAYS WITHIN WHICH TO CONSIDER AND SIGN THIS AGREEMENT; and

                     c.   that EMPLOYEE MAY CANCEL THIS AGREEMENT WITHIN SEVEN
                          (7) DAYS AFTER SIGNING THIS AGREEMENT; and that this Agreement is not effective or enforceable until this seven (7) day period has expired.

           14. EMPLOYEE, BY SIGNING THIS AGREEMENT, UNDERSTANDS AND INTENDS TO WAIVE ALL CLAIMS AGAINST THE EMPLOYER GROUP, INCLUDING ALL CLAIMS FOR FEES. EMPLOYEE ADMITS EMPLOYEE ENTERS INTO THIS AGREEMENT KNOWINGLY, VOLUNTARILY AND AFTER HAVING CONSULTED WITH OR HAVING THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY FOR A COMPLETE REVIEW OF THIS DOCUMENT.

           Employee and Employer have read this Settlement Agreement and Release, and by signing below, indicate their knowing and voluntary agreement to its terms.

NANCY FERRETTI-FOSTER                          FIRST PROFESSIONAL BANK, N.A.


__________________________________             By: _____________________________

                                               Title: __________________________

Date: _____________________________            Date: ___________________________